Exhibit 99.2

BANKFINANCIAL CORPORATION
FIRST QUARTER 2017
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017	2016
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.47%	0.57%	0.66%	0.22%	0.50%
Return on equity (ratio of net income to average equity) (1)	3.66	4.41	4.86	1.59	3.59
Net interest rate spread (1)	3.15	3.01	3.23	3.21	3.30
Net interest margin (1)	3.26	3.11	3.33	3.31	3.39
Efficiency ratio	82.66	76.23	73.60	79.80	80.98
Noninterest expense to average total assets (1)	2.82	2.59	2.62	2.78	2.89
Average interest–earning assets to average interest–bearing liabilities	132.57	133.71	134.36	136.17	136.26
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	242	246	242	253	255

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$10,247	$13,053	$9,499	$11,509	$10,238
Interest-bearing deposits in other financial institutions	65,219	83,631	91,031	74,048	55,705
Securities, at fair value	110,230	107,212	99,899	105,698	111,386
Loans receivable, net	1,319,287	1,312,952	1,241,808	1,207,553	1,232,485
Other real estate owned, net	5,301	3,895	4,381	5,373	5,629
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	8,147	11,650	6,257	6,257	6,257
Premises and equipment, net	31,149	31,413	31,856	32,021	32,308
Intangible assets	653	782	911	1,040	1,169
Bank owned life insurance	22,657	22,594	22,538	22,484	22,438
Deferred taxes	22,103	22,411	23,715	25,187	25,641
Other assets	8,480	10,444	8,378	8,661	8,552
Total assets	$1,603,473	$1,620,037	$1,540,273	$1,499,831	$1,511,808

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,329,282	$1,339,390	$1,316,695	$1,268,602	$1,264,689
Borrowings	52,046	51,069	1,406	1,469	17,621
Other liabilities	20,124	24,798	18,505	23,053	20,010
Total liabilities	1,401,452	1,415,257	1,336,606	1,293,124	1,302,320
Stockholders’ equity	202,021	204,780	203,667	206,707	209,488
Total liabilities and stockholders’ equity	$1,603,473	$1,620,037	$1,540,273	$1,499,831	$1,511,808
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017	2016
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$13,362	$12,743	$12,845	$12,581	$12,759
Total interest expense	1,276	1,148	1,014	952	856
Net interest income before provision (recovery)	12,086	11,595	11,831	11,629	11,903
Provision for (recovery of) loan losses	161	(539)	(525)	1,315	(490)
Net interest income	11,925	12,134	12,356	10,314	12,393
Noninterest income	1,544	1,777	1,637	1,537	1,594
Noninterest expense	11,266	10,194	9,912	10,506	10,930
Income before income tax	2,203	3,717	4,081	1,345	3,057
Income tax expense	322	1,458	1,573	514	1,153
Net income	$1,881	$2,259	$2,508	$831	$1,904
Basic earnings per common share	$0.10	$0.12	$0.13	$0.04	$0.10
Diluted earnings per common share	$0.10	$0.12	$0.13	$0.04	$0.10

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$529	$563	$583	$541	$567
Other fee income	481	574	478	505	495
Insurance commissions and annuities income	77	122	53	72	55
Gain on sales of loans, net	7	16	38	3	18
Gain on sale of securities	—	—	—	—	46
Gain on other assets	—	38	—	—	—
Loan servicing fees	68	62	66	75	73
Amortization of servicing assets	(31)	(32)	(28)	(40)	(28)
Recovery (impairment) of servicing assets	—	16	—	3	(3)
Earnings on bank owned life insurance	63	56	54	46	51
Trust income	172	182	167	165	160
Other	178	180	226	167	160
Total noninterest income	$1,544	$1,777	$1,637	$1,537	$1,594

Noninterest Expense
Compensation and benefits	$6,352	$5,734	$5,315	$5,713	$5,993
Office occupancy and equipment	1,622	1,611	1,487	1,635	1,647
Advertising and public relations	381	252	144	252	222
Information technology	753	762	707	699	724
Supplies, telephone, and postage	332	346	345	297	376
Amortization of intangibles	129	129	129	129	136
Nonperforming asset management	104	99	89	127	84
Loss (gain) on sales of other real estate owned	16	(113)	(15)	(38)	38
Valuation adjustments of other real estate owned	20	70	115	10	119
Operations of other real estate owned	177	121	143	177	219
FDIC insurance premiums	187	64	238	236	217
Other	1,193	1,119	1,215	1,269	1,155
Total noninterest expense	$11,266	$10,194	$9,912	$10,506	$10,930

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017	2016
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate loans	$122,310	$135,218	$142,130	$147,876	$154,588
Multi–family mortgage loans	549,829	542,887	505,369	504,158	513,450
Nonresidential real estate loans	179,896	182,152	186,504	191,685	219,339
Construction and land loans	1,354	1,302	1,005	1,767	1,799
Commercial loans	105,671	103,063	106,878	84,951	76,325
Commercial leases	364,768	352,539	304,753	282,629	272,849
Consumer loans	1,896	2,255	1,846	1,744	1,890
	1,325,724	1,319,416	1,248,485	1,214,810	1,240,240
Net deferred loan origination costs	1,534	1,663	1,657	1,658	1,661
Allowance for loan losses	(7,971)	(8,127)	(8,334)	(8,915)	(9,416)
Loans, net	$1,319,287	$1,312,952	$1,241,808	$1,207,553	$1,232,485

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$1,141	$1,426	$2,322	$2,279	$1,637
Multi–family mortgage loans	25,613	54,954	25,062	18,017	24,385
Nonresidential real estate loans	8,376	9,033	3,518	3,587	5,002
Construction and land loans	76	359	92	—	198
Commercial loans	48,899	49,385	67,919	54,149	35,771
Commercial leases (3)	61,550	87,855	54,717	54,633	39,303
Consumer loans	636	611	883	1,025	588
	$146,291	$203,623	$154,513	$133,690	$106,884

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$12,770	$8,698	$7,245	$8,500	$6,413
Multi–family mortgage loans	18,464	16,999	24,276	27,188	17,082
Nonresidential real estate loans	9,834	12,697	8,740	30,024	11,878
Construction and land loans	24	24	852	33	57
Commercial loans	46,291	53,147	45,990	45,528	39,030
Commercial leases	47,695	35,984	31,437	48,774	31,552
Consumer loans	600	633	801	1,080	664
	$135,678	$128,182	$119,341	$161,127	$106,676

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$5	$350	$220	$778	$441
Multi–family mortgage loans	770	1,131	1,155	4,163	5,117
Nonresidential real estate loans	1,792	1,690	500	19,164	409
Construction and land loans	—	—	828	—	24
Commercial loans	5,941	5,681	6,037	12,243	7,861
Commercial leases	498	177	203	197	194
	$9,006	$9,029	$8,943	$36,545	$14,046

(1)	Loan originations include draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

(3)	Commercial lease originations include $20.4 and $55.0 million purchased investment grade commercial leases for the quarters ended March 31, 2017 and December 31, 2016, respectively.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017	2016
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans (1):
One–to–four family residential real estate loans	$2,296	$2,851	$2,691	$2,625	$3,370
Multi–family mortgage loans	106	185	508	1,021	953
Nonresidential real estate loans	—	260	717	754	295
Construction and land loans	—	—	—	—	803
Nonaccrual loans	2,402	3,296	3,916	4,400	5,421

Loans past due over 90 days, still accruing	—	—	—	828	—

Other real estate owned:
One–to–four family residential real estate loans	1,986	1,565	2,281	2,433	2,619
Multi–family real estate	615	370	393	737	737
Nonresidential real estate	1,808	1,066	780	1,065	1,135
Land	892	894	927	1,138	1,138
Other real estate owned	5,301	3,895	4,381	5,373	5,629

Nonperforming assets	$7,703	$7,191	$8,297	$10,601	$11,050

Asset Quality Ratios
Nonperforming assets to total assets	0.48%	0.44%	0.54%	0.71%	0.73%
Nonperforming loans to total loans	0.18	0.25	0.31	0.43	0.44
Nonperforming commercial-related loans to total commercial-related loans (2)	0.01	0.04	0.11	0.24	0.19
Nonperforming residential and consumer loans to total residential and consumer loans	1.85	2.08	1.87	1.75	2.15
Allowance for loan losses to nonperforming loans	331.85	246.57	212.82	170.52	173.69

Concentrations of Credit
Commercial Real Estate for FFIEC Concentration Limits	$696,933	$690,879	$658,887	$662,493	$685,732
% FFIEC Total Capital	386.37%	410.96%	399.18%	410.28%	392.73%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$308,653	$305,436	$269,641	$246,117	$238,922
% FFIEC Total Capital	171.11%	181.68%	163.36%	152.42%	136.84%

Commercial Leases - Investment Grade	$279,235	$268,022	$215,237	$199,020	$182,057
Commercial Leases - Other	85,533	84,517	89,516	83,609	90,792

(1)	Purchased impaired loans are combined with nonaccrual loans in the above table.

(2)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017	2016
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$726	$670	$475	$335	$440
Multi–family mortgage loans	769	1,048	2,119	2,025	3,347
Nonresidential real estate loans	108	1,845	2,407	3,194	4,981
Construction and land loans	—	—	—	830	—
Commercial loans	14	66	75	225	137
Consumer loans	—	—	—	2	—
	$1,617	$3,629	$5,076	$6,611	$8,905

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$4,008	$2,237	$685	$171	$3,012
60 – 89 days past due	3	617	419	71	30
Matured Loans	315	270	784	277	1,387
	$4,326	$3,124	$1,888	$519	$4,429

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,127	$8,334	$8,915	$9,416	$9,691
Charge offs:
One–to–four family residential real estate loans	(171)	(30)	(102)	(355)	(52)
Multi–family mortgage loans	(3)	(28)	—	(6)	(45)
Nonresidential real estate loans	(165)	(3)	(55)	(1,657)	(3)
Consumer loans	—	(1)	(6)	(2)	(16)
	(339)	(62)	(163)	(2,020)	(116)
Recoveries:
One–to–four family residential real estate loans	6	229	5	6	81
Multi–family mortgage loans	11	6	10	9	137
Nonresidential real estate loans	—	—	39	161	—
Construction and land loans	—	—	—	—	35
Commercial loans	5	159	45	28	77
Commercial leases	—	—	7	—	—
Consumer loans	—	—	1	—	1
	22	394	107	204	331
Net (charge–offs) recoveries	(317)	332	(56)	(1,816)	215
Provision for (recovery of ) loan losses	161	(539)	(525)	1,315	(490)
Ending balance	$7,971	$8,127	$8,334	$8,915	$9,416

Allowance for loan losses to total loans	0.60%	0.62%	0.67%	0.73%	0.76%
Net (charge–off) recovery ratio (1)	(0.10)	0.11	(0.02)	(0.60)	0.07

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017	2016
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$234,415	$249,539	$234,652	$231,928	$238,848
Savings deposits	161,938	160,002	155,199	158,669	161,554
Money market accounts	304,981	311,183	320,814	315,615	323,197
Interest–bearing NOW accounts	266,157	267,054	263,286	258,083	247,434
Certificates of deposits - retail	219,068	220,602	223,642	223,948	221,101
Certificates of deposits - wholesale	142,723	131,010	119,102	80,359	72,555
	$1,329,282	$1,339,390	$1,316,695	$1,268,602	$1,264,689

SELECTED AVERAGE BALANCES
Total average assets	$1,595,191	$1,576,345	$1,511,475	$1,510,115	$1,513,683
Total average interest–earning assets	1,502,146	1,481,775	1,414,736	1,413,161	1,414,008
Average loans	1,313,299	1,253,224	1,225,480	1,210,726	1,238,270
Average securities	113,756	99,767	106,904	108,865	118,557
Average stock in FHLB & FRB	9,158	8,133	6,257	6,257	6,257
Average other interest–earning assets	65,933	120,651	76,095	87,313	50,924
Total average interest–bearing liabilities	1,133,098	1,108,181	1,052,916	1,037,781	1,037,730
Average interest–bearing deposits	1,083,792	1,088,265	1,050,935	1,034,674	962,823
Average borrowings	49,306	19,916	1,981	3,107	74,907
Average stockholders’ equity	205,379	205,071	206,237	209,231	212,322

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.61%	3.42%	3.61%	3.58%	3.63%
Average loans	3.94	3.87	4.02	4.02	4.01
Average securities	1.24	1.20	1.14	1.13	1.07
Average other interest–earning assets	0.95	0.78	0.73	0.75	0.69
Total average interest–bearing liabilities	0.46	0.41	0.38	0.37	0.33
Average interest–bearing deposits	0.44	0.41	0.38	0.37	0.33
Average borrowings	0.79	0.64	0.40	0.26	0.37
Net interest rate spread	3.15	3.01	3.23	3.21	3.30
Net interest margin	3.26	3.11	3.33	3.31	3.39
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017	2016
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.60%	12.64%	13.22%	13.78%	13.86%
Tangible equity to tangible total assets (end of period)	12.56	12.60	13.17	13.72	13.79
Risk–based total capital ratio	16.65	16.96	17.64	18.09	17.80
Common Tier 1 (CET1)	15.96	16.25	16.87	17.26	16.95
Risk–based tier 1 capital ratio	15.96	16.25	16.87	17.26	16.95
Tier 1 leverage ratio	11.58	11.92	12.28	12.41	12.53
Tier 1 capital	$182,508	$185,718	$183,092	$184,695	$186,964
BankFinancial, NA
Risk–based total capital ratio	15.76%	14.72%	15.21%	15.09%	15.83%
Common Tier 1 (CET1)	15.06	14.01	14.44	14.26	14.98
Risk–based tier 1 capital ratio	15.06	14.01	14.44	14.26	14.98
Tier 1 leverage ratio	10.94	10.27	10.51	10.25	11.08
Tier 1 capital	$172,410	$159,986	$156,725	$152,559	$165,183

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$14.52	$14.82	$12.70	$11.99	$11.82
High	15.24	15.12	12.80	12.89	13.29
Low	13.13	12.15	11.75	11.38	11.42
Common shares outstanding	18,440,440	19,233,760	19,271,211	19,678,697	19,939,500
Book value per share	$10.96	$10.65	$10.57	$10.50	$10.51
Tangible book value per share	$10.92	$10.61	$10.52	$10.45	$10.45
Cash dividends declared on common stock	$0.06	$0.06	$0.05	$0.05	$0.05
Dividend payout ratio	61.42%	51.09%	38.82%	119.60%	53.50%
Stock repurchases	$3,379	$520	$5,022	$3,280	$4,393
Stock repurchases – shares	232,045	37,451	407,486	260,803	357,817

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,881	$2,259	$2,508	$831	$1,904
Average common shares outstanding	19,243,941	19,257,435	19,460,022	19,827,581	20,155,541
Less: Unearned ESOP shares	(600,947)	(645,751)	(670,351)	(694,773)	(719,109)
Unvested restricted stock shares	(940)	(940)	(940)	(2,690)	(7,881)
Weighted average common shares outstanding	18,642,054	18,610,744	18,788,731	19,130,118	19,428,551
Plus: Dilutive common shares equivalents	5,462	170,683	323	317	2,939
Weighted average dilutive common shares outstanding	18,647,516	18,781,427	18,789,054	19,130,435	19,431,490
Basic earnings per common share	$0.10	$0.12	$0.13	$0.04	$0.10
Diluted earnings per common share	$0.10	$0.12	$0.13	$0.04	$0.10
Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	—	—	536,459	536,459	1,752,156
Weighted average exercise price of anti–dilutive options	$—	$—	$12.99	$12.99	$12.30

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from adjusted operations and pre–tax pre–provision earnings from adjusted operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our adjusted operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2017	2016
	IQ	IVQ	IIIQ	IIQ	IQ
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$2,203	$3,717	$4,081	$1,345	$3,057
Provision for (recovery of) loan losses	161	(539)	(525)	1,315	(490)
	2,364	3,178	3,556	2,660	2,567
Adjustments:
Equity-based compensation	1,076	107	107	391	377
Nonperforming asset management	104	99	89	127	84
Loss (gain) on sale of other real estate owned	16	(113)	(15)	(38)	38
Valuation adjustments of other real estate owned	20	70	115	10	119
Operations of other real estate owned	177	121	143	177	219
	1,393	284	439	667	837
Pre–tax pre–provision earnings from adjusted operations	$3,757	$3,462	$3,995	$3,327	$3,404

Pre–tax pre–provision earnings from adjusted operations to average total assets (1)	0.94%	0.88%	1.06%	0.88%	0.90%

(1)	Annualized